UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 13, 2005

                               AMIS HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)



            DELAWARE               000-50397               51-0309588

 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)



     2300 BUCKSKIN ROAD, POCATELLO, IDAHO                      83201
   (Address of Principal Executive Offices)                  (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2005, AMIS Holdings, Inc. issued a press release announcing that on June 13, 2005 it entered into an agreement to acquire the semiconductor division of Flextronics for $135 million in cash. Flextronics Semiconductor specializes in custom mixed signal products, imaging sensors and digital ASICs including FPGA conversion products. The proposed acquisition includes these three divisions, which collectively employ approximately 200 people in the United States, the Netherlands and Israel.


ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, the Company hereby incorporates by reference the press release attached hereto as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
-----------        -----------
99.1               Press Release Dated June 15, 2005.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMIS HOLDINGS, INC.

Date: June 15, 2005                        By: /s/ David Henry
      ---------------------------              ---------------------------------
                                           Name: David Henry
                                           Title: Senior Vice President and
                                                  Chief Financial Officer